                                                                     Exhibit 4.6

                               WILLIAMS SCOTSMAN, INC.
                             MOBILE FIELD OFFICE COMPANY
                               WILLSCOT EQUIPMENT, LLC

                                  September 25, 1997

Securities and Exchange Commission
450 Fifth Avenue
Washington, D.C. 20549

                             Williams Scotsman, Inc.
                             Mobile Field Office Company
                             Willscot Equipment, LLC
                             Registration Statement on Form S-4
                             (Registration No. 333-30753)
                             ----------------------------------

Ladies and Gentlemen:

          In accordance with Item 601(b)(4)(iii) of Regulation S-K, Williams Scotsman, Inc., ("Scotsman") Mobile Field Office Company and Willscot Equipment, LLC (the "Guarantors," and together with the Scotsman, the "Registrants") have not filed herewith any instrument with respect to long term debt not being registered where the total number of securities authorized thereunder does not exceed ten percent (10%) of the total assets of any of the Registrants and their respective subsidiaries on a consolidated basis. The Registrants hereby agree to furnish a copy of any such agreement to the Securities and Exchange Commission upon request.

                                      Very truly yours,

                                      WILLIAMS SCOTSMAN, INC.

                                      By: /s/ Gerard E. Keefe
                                          ------------------------------
                                          Gerard E. Keefe
                                          Senior Vice President and Chief
                                            Financial Officer

                                      MOBILE FIELD OFFICE COMPANY

                                      By: /s/ Gerard E. Keefe
                                          ------------------------------
                                          Gerard E. Keefe
                                          Chief Financial Officer

                                      WILLSCOT EQUIPMENT, LLC

                                      By: Gerard E. Keefe
                                          ------------------------------
                                          Gerard E. Keefe
                                          Senior Vice President and
                                            Chief Financial Officer or Member